Exhibit 99.2

Unaudited pro forma combined balance sheet for SmartHeat and Mid-Haven for fiscal year ended December 31, 2017 and income statements for SmartHeat and Mid-Haven for the fiscal years ended December 31, 2017 and 2018, together with footnotes thereto

SMARTHEAT, INC.

AND MID-HEAVEN SINCERITY INTERNATIONAL RESOURCES INVESTMENT CO., LTD (OR "MID-HEAVEN BVI")

Unaudited Pro forma Combined Balance Sheet

As of December 31, 2017

	(1) SMARTHEAT	(2) MID-HEAVEN BVI	Pro forma Adjustments		Pro forma Combined
ASSETS	(historical)	(historical)

CURRENT ASSETS
Cash & equivalents	$374,827	$-			$374,827
Notes Receivable	9,182	50,504			59,686
Accounts receivable	20,440	524,932			545,372
Other receivable	96,321	-			96,321
Advance to suppliers	30,920	125,744			156,664
Advance to related party	-	2,350,061			2,350,061
Inventory	301,187	134,505			435,692
Taxes receivable	30,553	-			30,553

Total current assets	863,430	3,185,746			4,049,176

NONCURRENT ASSETS
Property and equipment, net	15,639	2,148,830			2,164,469
Construction in progress	-	1,746,572			1,746,572

Total noncurrent assets	15,639	3,895,402			3,911,041

TOTAL ASSETS	$879,069	$7,081,148			$7,960,217

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$705,302	$1,432,072			$2,137,374
Unearned revenue	-	381,160			381,160
Accrued liabilities and other payables	8,477,739	458,196			8,935,935
Advance from shareholder	1,253,171	-			1,253,171
Tax payable	8,645	84,261			92,906

Total current liabilities	10,444,857	2,355,689			12,800,546

NONCURRENT LIABILITIES
Credit line payable	2,875,335	-			2,875,335
Deferred income	-	1,774,510			1,774,510

Total noncurrent liabilities	2,875,335	1,774,510			4,649,845

Total liabilities	13,320,192	4,130,199			17,450,391

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock	8,683	-	106,002	(A)(B)	114,685
Paid in capital	91,630,855	1,452,348	(104,967,345)	(A)(B)	(11,884,142)
Statutory reserves	780,682	-			780,682
Accumulated other comprehensive income	14,817,636	146,579	(14,817,636)		146,579
Retained earnings	(119,678,979)	1,352,022	119,678,979	(B)	1,352,022

Total stockholders' equity (deficit)	(12,441,123)	2,950,949			(9,490,174)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$879,069	$7,081,148			$7,960,217

(1) Source: audited consolidated financial statements of SmartHeat, Inc. as of December 31, 2017, filed with the SEC on November 30, 2018.
(2) Source: audited consolidated financial statements of Mid-Heaven BVI and subsidiaries as of December 31, 2017, as filed in this Form 8-K/A filed with the SEC.
(A)	Reflection of the issuance of 106,001,971 shares to the shareholders of Mid-heaven BVI, resulting in 114,685,370 total shares outstanding of SmartHeat after the reverse merger at December 31, 2017.
(B)	Elimination of SmartHeat capital accounts and accumulated deficit as result of recapitalization.

See accompanying notes to pro forma combined financial statements

SMARTHEAT, INC.

AND MID-HEAVEN SINCERITY INTERNATIONAL RESOURCES INVESTMENT CO., LTD (OR "MID-HEAVEN BVI")

Unaudited Pro forma Combined Statement of Operations

For the Year Ended December 31, 2018

	(1) SMARTHEAT	(2) MID-HEAVEN BVI	Pro forma Adjustments	Pro forma Combined
	(historical)	(historical)

Net sales	$19,189	$6,029,147		$6,048,336

Cost of sales	39,223	5,147,641		5,186,864

Gross profit (loss)	(20,034)	881,506		861,472

Operating expenses
Selling expense	76,823	294,892		371,715
General and administrative	599,978	254,865		854,843
Provision for bad debts	(182,649)	--		(182,649)

Total operating expenses	494,152	549,757		1,043,909

Income (loss) from operations	(514,186)	331,749		(182,437)

Non-operating income (expenses)
Interest income	1,528	--		1,528
Financial expense	(287,168)	(8,183)		(295,351)
Other income	303,442	--		303,442
Gain on note conversion	4,619,138	--		4,619,138
Subsidy income	--	237,252		237,252

Total non-operating income, net	4,636,940	229,069		4,866,009

Income before income tax	4,122,754	560,818		4,683,572

Income tax expense	--	84,123		84,123

Less: loss attributable to noncontrolling interest	78,192	--		78,192

Net income	$4,044,562	$476,695		$4,521,257

Earnings per share	$0.41	$0.00		$0.04

Weighted average shares outstanding	9,855,174	106,001,971		115,857,145

(1) Source: audited consolidated financial statements of SmartHeat, Inc. for the year ended December 31, 2018, to be included in Form 10-K to be filed with the SEC.
(2) Source: audited consolidated financial statements of Mid-Heaven BVI and subsidiaries for the year ended December 31, 2018, as filed in this Form 8-K/A filed with the SEC.

See accompanying notes to pro forma combined financial statements

SMARTHEAT, INC.

AND MID-HEAVEN SINCERITY INTERNATIONAL RESOURCES INVESTMENT CO., LTD (OR "MID-HEAVEN BVI")

Unaudited Pro forma Combined Statement of Operations

For the Year Ended December 31, 2017

	(1) SMARTHEAT	(2) MID-HEAVEN BVI	Pro forma Adjustments	Pro forma Combined
	(historical)	(historical)

Net sales	$772,158	$7,265,955		$8,038,113

Cost of sales	606,000	6,096,248		6,702,248

Gross profit	166,158	1,169,707		1,335,865

Operating expenses
Selling expense	121,437	206,290		327,727
General and administrative	1,200,971	363,189		1,564,160
Provision for bad debts	1,300,848	--		1,300,848

Total operating expenses	2,623,256	569,479		3,192,735

Income (loss) from operations	(2,457,098)	600,228		(1,856,870)

Non-operating income (expenses)
Interest income	2,944	--		2,944
Interest expense	(429,007)	--		(429,007)
Financial expense	(11,835)	(24,741)		(36,576)
Other income	33,421	--		33,421
Subsidy income	--	39,989		39,989

Total non-operating income (expenses), net	(404,477)	15,248		(389,229)

Income (loss) before income tax	(2,861,575)	615,476		(2,246,099)

Income tax expense	--	92,321		92,321

Income (loss) from continuing operations	(2,861,575)	523,155		(2,338,420)

Loss from operations of discontinued entities, net of tax	(71,361)	--		(71,361)

Total loss including noncontrolling interest	(2,932,936)	523,155		(2,409,781)

Less: loss attributable to noncontrolling interest from continuing operations	(22,655)	--		(22,655)

Less: loss attributable to noncontrolling interest from discontinued operations, net of tax	(856)	--		(856)

Net income (loss)	$(2,909,425)	$523,155		$(2,386,270)

Earnings per share	$(0.34)	$0.00		$(0.02)

Weighted average shares outstanding	8,504,769	106,001,971		114,506,740

(1) Source: audited consolidated financial statements of SmartHeat, Inc. for the year December 31, 2017, filed with the SEC on November 30, 2018.
(2) Source: audited consolidated financial statements of Mid-Heaven BVI and subsidiaries for the year ended December 31, 2017, as filed in this Form 8-K/A filed with the SEC.

See accompanying notes to pro forma combined financial statements

SmartHeat, Inc. and

Mid-Heaven Sincerity International Resources Investment Co., Ltd

Notes to Pro forma Combined Financial Statements

NOTE 1 - BASIS OF PRESENTATION

On December 31, 2018 (the "Closing Date"), the Company entered into a Share Exchange Agreement and Plan of Reorganization with Mid-Heaven Sincerity International Resources Investment Co., Ltd (“Mid-heaven BVI”) and its shareholders Mao Zhang, Jian Zhang, and Ying Zhao, constituting all of the shareholders of Mid-heaven BVI (the “Mid-heaven Shareholders”).

Pursuant to the terms of the Agreement, the shareholders of Mid-heaven BVI delivered all of the issued and outstanding shares of capital stock of Mid-heaven BVI to SmartHeat, in exchange for the issuance of 106,001,971 shares of SmartHeat’s Common Stock. Mid-heaven, through two subsidiaries, owns 100% of Qing Hai Mid-Heaven Boron & Lithium Technology Company, Ltd. (“Qinghai Technology”). The Acquisition was structured as a tax-free reorganization.

As a result of the share exchange agreement, Mid-heaven BVI’s shareholders own approximately 57% of the combined company.  For accounting purposes, the transaction was accounted for as a reverse acquisition of the Company by Mid-heaven BVI. Mid-heaven BVI’s shareholders own the majority of SmartHeat’s shares and will exercise significant influence over the operating and financial policies of the combined entities, The accompanying unaudited pro forma combined results of operations for the Company and Mid-heaven BVI for the years ended December 31, 2018 and 2017 presents the Company and Mid-heaven BVI’s operations as if the acquisitions occurred on January 1, 2018 and 2017, respectively.  The accompanying unaudited pro forma combined balance sheet presents the accounts of the Company and Mid-heaven BVI as if the acquisition occurred on December 31, 2017.  The pro forma results are not necessarily indicative of the actual results that would have occurred had the acquisitions been completed as of the beginning of the periods presented, nor are they necessarily indicative of future consolidated results.

The following adjustments would be required if the acquisition occurred as indicated above:

a.	Reflection of the issuance of 106,001,971 shares to the shareholders of Mid-heaven BVI, resulting in 114,685,370 total shares outstanding of SmartHeat after the reverse merger at December 31, 2017.

b.	Elimination of SmartHeat’s capital accounts and accumulated deficit as result of recapitalization.